U.S. SECURITIES AND EXCHANGE COMMISSION
                                  Washington, D.C. 20549


                                        FORM 8-K


                                      CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(d) OF THE
                               SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): November 10, 2005

                                     WORLD AM, INC.
                    (Exact Name of Company as Specified in Its Charter)

          Nevada                        0-30639              90-0142757
(State or Other Jurisdiction     (Commission File Number)  (I.R.S. Employer
       of Incorporation)                                   Identification No.)

4040 MacArthur Boulevard, Suite 240, Newport Beach, California    92660
         (Address of Principal Executive Offices)               (Zip Code)

      Company's telephone number, including area code:  (949) 955-2721


         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (See General Instruction A.2 below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [  ]  Pre-commencement communications pursuant to Rule 14d-
           2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [  ]  Pre-commencement communications pursuant to Rule 13e-
           4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

     On November 10, 2005, the Company's board of directors appointed David J. Barnes and James R. Largent to the board of directors. A press release announcing this action of the board of directors, and the backgrounds of Mr. Barnes and Mr. Largent, is set forth at
Exhibit 99 to this Form 8-K.

     As a result of the agreement between the Company and Senz-It, Inc. and its shareholder (SUTI Holdings, L.P., which is controlled by its general partner, Select University Technologies, Inc.), SUTI Holdings, L.P. now controls the Company. Under the terms of this agreement, SUTI Holdings, L.P. obtained the right to appoint a minimum of three directors of the Company.

     As yet, neither Mr. Barnes nor Mr. Largent has been, or at this time is expected to be, named to any committee of the Company.

     James H. Alexander, who resigned as president/chief executive officer on November 7, 2005, has decided to resign as a director of the Company, effective on November 11, 2005, in order to pursue other interests.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.

                                  SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       World Am, Inc.



Dated: November 14, 2005               By: /s/ Robert A. Hovee
                                       Robert A. Hovee
                                       Chief Executive Officer

                             EXHIBIT INDEX

Number          Description

99     Press Release issued by the Company, dated November 14, 2005
       (filed herewith).

                                   EX-99
                               PRESS RELEASE

World Am Names David J. Barnes and James R. Largent to Its Board

NEWPORT BEACH, Calif. - November 14, 2005 -- World Am, Inc. (OTCBB:
WDAM) today announced that David J. Barnes and James R. Largent, have been appointed to the company's board of directors, effective on November 10, 2005.

Mr. Barnes is President of Nexus Advisory Corporation, a position he has held since 1999. He also served recently as Vice President Finance and Investor Relations with Commerce Energy Corporation, headquartered in Costa Mesa, Calif.

Earlier, he served as a financial advisor, from 1983 to 1999, with the firms of UBS PaineWebber, Prudential Securities and Spelman & Company. Prior to that, he was employed for four years by Eastern Airlines, and earlier worked in the office of the California State Attorney General.

He also serves as Chairman of the Board of DataLabs of Irvine, Calif. Mr. Barnes obtained an Associate of Science degree in Criminal Justice from Victor Valley College. He received a B.S. degree in Criminal
Justice from San Diego State University, and also completed a municipal securities management program at Emory University.

Mr. Barnes resides with his family in Laguna Hills, Calif.

Mr. Largent has more than 30 years' experience in the medical device and pharmaceutical industries. For the past three years he has served as a medical device and pharmaceutical consultant, focused on helping clients to navigate courses that will lead to enhanced shareholder value by creating sustainable revenue and earnings growth.

Mr. Largent's consulting assignments have included strategic planning, business development and Medicare reimbursement projects. Strategic planning projects included assisting a Japanese company to evaluate strategic options for its ophthalmic surgical device business and assisting two different multinational pharmaceutical and device companies in evaluating potential targets for acquisition.
For business development projects, he has acted as an advisor to companies looking to license their technologies to leading companies in their segment for the purpose of developing and commercializing their technologies.

In the area of pricing and reimbursement, Mr. Largent successfully headed a lobbying effort on behalf of a U.S. ophthalmic device company that led to a landmark new policy from the Centers for Medicare and Medicaid Services that allows for patient shared billing. As a result, the potential market for the client's product tripled in terms of numbers of patients while at the same time preserving premium pricing that is 400%+ higher than current Medicare reimbursement rates.

From 1991 to 2002, Mr. Largent served in positions of increasing responsibility with Irvine, Calif.-based Allergan, Inc., which engages in the development and commercialization of pharmaceutical products for the ophthalmic, neurological, dermatological, and other markets. From 1996 to 2002, Mr. Largent served as Vice President, Strategic planning, responsible for corporate strategic planning and business development projects. Prior to that he was Vice President, Strategic Marketing for the surgical products business where he had responsibility for global strategic marketing, business development, R&D and manufacturing.

Mr. Largent and his family reside in Santa Ana, Calif.

Additional information on the company is available at http://www.world-am.com or http://www.isotecinc.com .

Certain statements in this news release may contain forward-looking information within the meaning of Rule 175 under the Securities Act of 1933 and Rule 3b-6 under the Securities Exchange Act of 1934, and are subject to the safe harbor created by those rules. All statements, other than statements of fact, included in this release, including, without limitation, statements regarding potential future plans and objectives of the company, are forward-looking statements that involve risks and uncertainties. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. Technical complications that may arise could prevent the prompt implementation of any strategically significant plan(s) outlined above. The company cautions that these forward looking statements are further qualified by other factors including, but not limited to those, set forth in the World Am, Inc. Form 10-KSB filing and other filings with the United States Securities and Exchange Commission (available at www.sec.gov). The company undertakes no obligation to publicly update or revise any statements in this release, whether as a result of new information, future events or otherwise.

CONTACT:  World Am, Inc.
          Investor Relations
          (951) 279-8884